Investment objective
The Fund's investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan.

Fund facts	(as at 12/31/14)
Net asset value per share	$17.89
Market price	$16.35
Premium/discount	-8.61%
Total net assets	$ 147.12 m
Market cap	$ 134.42 m

Fund statistics
Investment adviser (date of appointment)	JF International Management, Inc. (07/22/14)
Fund manager	Shumin Huang
Listed	NYSE
Launch date	12/23/86
Shares outstanding	8,221,259
Last dividend (Ex-dividend date)	$0.56052 (December 28, 2011)
Benchmark	TAIEX Total Return Index

Fund codes
Bloomberg	twn
Sedol	286987895
CUSIP	874036106
ISIN	US8740361063

10 year performance data	(as at 12/31/14)

Cumulative performance						(as at 12/31/14)
%	1m	3m	YTD	1Y	3Y	5Y	10Y
The Taiwan Fund, Inc.	0.2	-0.2	-2.3	-2.3	30.9	32.1	85.2
Market Price	0.7	1.0	-1.3	-1.3	31.6	39.1	83.8
TSE Index	-0.8	-0.1	1.9	1.9	26.1	15.1	52.0
TAIEX Total Return IndexA	-0.8	-0.1	5.1	5.1	38.8	36.6	119.4
MSCI Taiwan Index	-2.2	1.7	9.4	9.4	39.2	34.1	78.0

Rolling 12 month performance				(as at 12/31/14)
%	2014/2013	2013/2012	2012/2011	2011/2010	2010/2009
The Taiwan Fund, Inc.	-2.2	19.3	12.2	-20.6	27.0
Market Price	-1.3	18.2	12.8	-21.8	35.1
TSE Index	1.9	9.0	13.5	-24.1	20.2
TAIEX Total Return IndexA	5.1	12.2	17.8	-21.0	24.6
MSCI Taiwan Index	9.4	9.1	16.7	-20.9	21.8

Top 10 holdings	(as at 12/31/14)
Holding	Fund %
Taiwan Semiconductor Manufacturing Co., Ltd.	11.3
Hon Hai Precision Industry Co., Ltd.	5.2
MediaTek, Inc.	3.9
Fubon Financial Holding Co., Ltd.	3.5
Delta Electronics, Inc.	3.2
Advanced Semiconductor Engineering, Inc.	3.0
Largan Precision Co., Ltd.	2.5
Advantech Co., Ltd.	2.5
President Chain Store Corp.	2.4
Chailease Holding Co., Ltd.	2.4

A   TAIEX Total Return Index (prior to January 1, 2003, TAIEX Index)

Sector breakdown		(as at 12/31/14)
Sector	Fund %	Benchmark*	Deviation
Automobile	0.0%	1.9%	-1.9%
Biotechnology & Medical Care	1.8%	0.8%	1.0%
Building Material & Construction	0.0%	1.8%	-1.8%
Cement	0.0%	1.3%	-1.3%
Chemical	1.4%	1.0%	0.4%
Communications & Internet	2.2%	6.3%	-4.1%
Computer & Peripheral Equipment	10.5%	6.6%	3.9%
Electric & Machinery	11.2%	1.8%	9.4%
Electrical & Cable	0.0%	0.3%	-0.3%
Electronic Parts & Components	7.2%	4.4%	2.8%
Electronic Products Distribution	0.0%	0.9%	-0.9%
Financial & Insurance	12.8%	13.5%	-0.7%
Foods	0.6%	1.7%	-1.1%
Glass & Ceramic	0.0%	0.3%	-0.3%
Information Service	0.7%	0.2%	0.5%
Iron & Steel	0.0%	2.3%	-2.3%
Oil, Gas & Electricity	0.0%	2.7%	-2.7%
Optoelectronic	6.9%	4.6%	2.3%
Other	7.0%	3.2%	3.8%
Other Electronic	8.8%	6.8%	2.0%
Paper & Pulp	0.0%	0.3%	-0.3%
Plastics	2.1%	5.9%	-3.8%
Rubber	0.0%	1.6%	-1.6%
Semiconductor	28.9%	23.6%	5.3%
Shipping & Transportation	2.3%	2.1%	0.2%
Textiles	2.8%	1.9%	0.9%
Tourism	0.7%	0.5%	0.2%
Trading & Consumers' Goods	4.5%	1.7%	2.8%
Cash*	-12.4%	0.0%	-12.4%
Overall Total	100.0%	100.0%	0.0%

*  The negative cash of -12.4% arises due to the recognition of dividend payable $21.6m on January 9 2015.

Review

The Taiex gained 1.3% MoM in local currency terms to close the year above 9300. The continued decline in oil prices led to the outperformance of airlines and shipping names, followed by chemical, textile, construction, ceramics and paper. Concurrently, the Taiwan Dollar weakened, following the continued QE attempts in Japan. The Euro and USD strengthened vs Asian currencies. Consumer sentiment improved from mid December after investors digested the landslide victory for the opposition DPP party and its allies in municipal elections. At the same time, the government decided to postpone the implementation of a capital gains tax on big stock market investors until 2018, which was viewed as an impediment to participation by retail investors.

Outlook

With the municipal election out of the way and the presidential election not due until 2016, President Ma could use this window to win back confidence for the KMT party. Ample liquidity and cheaper oil will bolster consumption and investment. Tourism is also expected to be a bright spot, further supporting domestic consumption. The delay of introduction of the capital gains tax on stock market investors (as referred to above) for three years should help retail sentiment and increase participation sharply. However, macro uncertainties especially from Europe and a weak Taiwan dollar could weigh on the market. Overall, the risk reward of the market continues to look favorable given sustained growth into 2015. Fundamentals remain strong and valuations are still modest. We remain overweight in technology, industrial and consumption, and underweight in telecommunications and petrochemicals. We continued to reduce our weighting in financials and added to consumer discretionary, industrial and technology sectors during the month.

Full portfolio holdings	(as at 12/31/14)
Holding	Market Value USD	Fund %
Semiconductor	42,554,691	28.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	16,637,839	11.3%
MediaTek, Inc.	5,686,919	3.9%
Advanced Semiconductor Engineering, Inc.	4,404,129	3.0%
Sino-American Silicon Products, Inc.	2,672,081	1.8%
United Microelectronics Corp.	2,610,025	1.8%
Novatek Microelectronics Corp. Ltd.	2,061,515	1.4%
ILI Technology Corp.	1,993,823	1.3%
CHIPBOND Technology Corp.	1,967,471	1.3%
Powertech Technology, Inc.	1,574,445	1.1%
Parade Technologies Ltd.	1,297,544	0.9%
ASPEED Technology, Inc.	1,188,201	0.8%
Kinsus Interconnect Technology Corp.	460,699	0.3%
Financial & Insurance	18,833,712	12.8%
Fubon Financial Holding Co., Ltd.	5,114,600	3.5%
Cathay Financial Holding Co., Ltd.	3,290,155	2.2%
CTBC Financial Holding Co., Ltd.	2,804,474	1.9%
China Development Financial Holding Corp.	2,435,033	1.7%
E. Sun Financial Holding Co., Ltd.	2,233,594	1.5%
China Life Insurance Co., Ltd.	1,480,696	1.0%
SinoPac Financial Holdings Co., Ltd.	1,475,160	1.0%
Electric & Machinery	16,467,389	11.2%
Yeong Guan Energy Technology Group Co., Ltd.	2,480,408	1.7%
Airtac International Group	2,353,016	1.6%
Teco Electric and Machinery Co., Ltd.	1,788,850	1.2%
Yungtay Engineering Co., Ltd.	1,663,689	1.1%
Hiwin Technologies Corp.	1,599,627	1.1%
Hota Industrial Manufacturing Co., Ltd.	1,562,820	1.1%
Iron Force Industrial Co., Ltd.	1,497,057	1.0%
Sumeeko Industries Co., Ltd.	1,109,624	0.8%
Cub Elecparts, Inc.	1,057,825	0.7%
Macauto Industrial Co., Ltd.	689,577	0.5%
TURVO International Co., Ltd.	664,896	0.4%
Computer & Peripheral Equipment	15,527,617	10.5%
Advantech Co., Ltd.	3,619,516	2.5%
Ennoconn Corp.	2,485,286	1.7%
Pegatron Corp.	2,222,201	1.5%
Asustek Computer, Inc.	2,116,148	1.4%
Posiflex Technology, Inc.	1,681,223	1.1%
Axiomtek Co., Ltd.	1,523,391	1.0%
TSC Auto ID Technology Co., Ltd.	955,193	0.7%
ARBOR Technology Corp.	924,659	0.6%
Other Electronic	12,997,720	8.8%
Hon Hai Precision Industry Co., Ltd.	7,600,755	5.2%
Chroma ATE, Inc.	2,444,658	1.6%
Catcher Technology Co., Ltd.	2,238,640	1.5%
DYNACOLOR, Inc.	713,667	0.5%
Electronic Parts & Components	10,550,312	7.2%
Delta Electronics, Inc.	4,688,343	3.2%
King Slide Works Co., Ltd.	2,530,916	1.7%
Compeq Manufacturing Co., Ltd.	1,758,339	1.2%
FLEXium Interconnect, Inc.	1,572,714	1.1%
Other	10,323,575	7.0%
Chailease Holding Co., Ltd.	3,495,905	2.4%
Ruentex Development Co., Ltd.	1,763,889	1.2%
Merida Industry Co., Ltd.	1,690,099	1.1%
Green Seal Holding Ltd.	1,464,452	1.0%
Nak Sealing Technologies Corp.	898,677	0.6%

Full portfolio holdings (cont'd)
Holding	Market Value USD	Fund %
KMC Kuei Meng International, Inc.	549,332	0.4%
Topkey Corp.	461,221	0.3%
Optoelectronic	10,084,766	6.9%
Largan Precision Co., Ltd.	3,637,744	2.5%
Au Optronics Corp.	3,121,891	2.1%
Gigasolar Materials Corp.	1,844,288	1.3%
Epistar Corp.	1,480,843	1.0%
Trading & Consumers' Goods	6,666,489	4.5%
President Chain Store Corp.	3,535,741	2.4%
Poya Co., Ltd.	2,542,177	1.7%
Taiwan FamilyMart Co., Ltd.	588,571	0.4%
Textiles	4,088,697	2.8%
Eclat Textile Co., Ltd.	2,366,717	1.6%
Makalot Industrial Co., Ltd.	1,721,980	1.2%
Shipping & Transportation	3,412,973	2.3%
China Airlines Ltd.	1,482,485	1.0%
Eva Airways Corp.	1,347,841	0.9%
Evergreen Marine Corp Taiwan Ltd.	582,647	0.4%
Communications & Internet	3,258,823	2.2%
Wistron NeWeb Corp.	1,890,001	1.3%
Sercomm Corp.	1,368,822	0.9%
Plastics	3,057,164	2.1%
Nan Ya Plastics Corp.	3,057,164	2.1%
Biotechnology & Medical Care	2,696,031	1.8%
Grape King Bio Ltd.	1,060,945	0.7%
St. Shine Optical Co., Ltd.	925,005	0.6%
Intai Technology Corp.	710,081	0.5%
Chemical	2,035,472	1.4%
China Steel Chemical Corp.	2,035,472	1.4%
Information Service	964,654	0.7%
Addcn Technology Co., Ltd.	964,654	0.7%
Tourism	963,990	0.7%
TTFB Co., Ltd.	963,990	0.7%
Foods	866,340	0.6%
Uni-President Enterprises Corp.	866,340	0.6%
Grand Total*	165,350,415	112.4%

*  The total market value of the portfolio holdings as identified above is 12.4% over NAV due to the recognition of dividend payable $21.6m on January 9 2015.

Important Information

This document is issued and approved by JF International Management, Inc. ("JFIMI"), as investment advisor of The Taiwan Fund, Inc. (the 'Fund'). JFIMI is an investment advisor registered with the U.S. Securities and Exchange Commission. Certain information herein is believed to be reliable but has not been verified by JFIMI. JFIMI makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed end US fund and its shares are listed on the New York Stock Exchange. JFIMI has been appointed investment advisor to the Fund.

This newsletter does not constitute an offer of shares. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are bought and sold on the open market through a stock exchange. JFIMI, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell any security, including the securities, commodities, currencies or financial instruments referred to herein.

Portfolio holdings are subject to change daily.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

Discretionary investment is not risk-free. The past operating performance does not guarantee a minimum return for the discretionary investment fund. Apart from exercising the duty of care of a prudent adviser, JFIMI will not be responsible for the profit or loss of the discretionary investment fund, nor guarantee a minimum return. •

•
It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

•
Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

•
Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund's income and the value of its investments.

•
The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stock markets, and equities are less liquid. Volatility of prices can also be greater than in more developed stock markets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.